UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 15, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                   0-17371              90-0196936
 (State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation or           File Number)         Identification
        organization)                                       Number)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

      On August 15, 2006, Quest Resource Corporation issued a press release in which it announced its second quarter 2006 operating and financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

      The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

      (d) Exhibits

      Exhibit Number    Description
      --------------    -----------

           99.1         Press release of Quest Resource Corporation dated
                        August 15, 2006.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          QUEST RESOURCE CORPORATION



                                          By:   /s/ David Grose
                                                ------------------------------
                                                David Grose
                                                Chief Financial Officer
Date:  August 15, 2006




                                       2